                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 31, 1999

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         California                     000-23993               33-0480482
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


               16215 Alton Parkway, Irvine, California    92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 450-8700

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 5.           OTHER EVENTS

         On June 1, 1999, Broadcom Corporation ("Broadcom") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On June 1, 1999, Broadcom issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


ITEM 7.           EXHIBITS

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                  99.1     Press Release dated June 1, 1999, of the Registrant.

                  99.2     Press Release dated June 1, 1999, of the Registrant.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BROADCOM CORPORATION,
                                         a California corporation


June 1, 1999                             By:      /s/ WILLIAM J. RUEHLE
                                              -------------------------
                                                  William J. Ruehle
                                                  Vice President and
                                                  Chief Financial Officer

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                                Index to Exhibits


EXHIBIT
NUMBER                              EXHIBIT
------                              -------
99.1      Press Release dated June 1, 1999, of the Registrant.

99.2      Press Release dated June 1, 1999, of the Registrant.